Fees Summary	Jan. 21, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,386.47
Total Fee Amount	1,386.47
Total Transaction Valuation	10,039,590.00
Total Offset Amount	0.00
Net Fee	$ 0.00